Supplement to the
Fidelity® Select Portfolios®
Brokerage and Investment Management Portfolio
April 29, 2026
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Nadim Rabaia (Co-Portfolio Manager) has managed the fund since 2023.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2026.
BRO-SUSTK-0626-105 1.9886532.105	June 5, 2026